Exhibit 10.103
Execution Copy
PLEDGE AND SECURITY AGREEMENT
Dated as of December 20, 2013,
between
EACH OF THE GRANTORS PARTY HERETO
and
DEUTSCHE BANK AG NEW YORK BRANCH
as Administrative Agent

SECTION 1.	DEFINITIONS; GRANT OF SECURITY 1

1.1	General Definitions 1

1.2	Definitions; Interpretation 7

SECTION 2.	GRANT OF SECURITY 8

2.1	Grant of Security 8

2.2	Certain Limited Exclusions 8

SECTION 3.	SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE 9

3.1	Security for Obligations 9

3.2	Continuing Liability Under Collateral 9

SECTION 4.	CERTAIN PERFECTION REQUIREMENTS 10

4.1	Delivery Requirements 10

4.2	Control Requirements 10

4.3	Intellectual Property Recording Requirements 11

4.4	Other Actions 12

4.5	Timing and Notice 12

SECTION 5.	REPRESENTATIONS AND WARRANTIES 13

5.1	Grantor Information & Status 13

5.2	Collateral Identification, Special Collateral 14

5.3	Ownership of Collateral and Absence of Other Liens 14

5.4	Status of Security Interest 15

5.5	Goods & Receivables 15

5.6	Pledged Equity Interests, Investment Related Property 16

5.7	Intellectual Property 16

5.8	Delivery of Pledged Equity 18

5.9	Miscellaneous 18

SECTION 6.	COVENANTS AND AGREEMENTS 18

6.1	Grantor Information & Status 18

6.2	Collateral Identification; Special Collateral 19

6.3	Ownership of Collateral and Absence of Other Liens 19

6.4	Status of Security Interest 19

6.5	Goods & Receivables 20

6.6	Pledged Equity Interests, Investment Related Property 21

6.7	Intellectual Property 23

6.8	Collateral Account 24

SECTION 7.	ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS 24

7.1	Access; Right of Inspection 24

7.2	Further Assurances 24

7.3	Additional Grantors 26

SECTION 8.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT 26

8.1	Power of Attorney 26

8.2	No Duty on the Part of Administrative Agent or Secured Parties 27

8.3	Appointment Pursuant to Credit Agreement 27

SECTION 9.	REMEDIES 28

9.1	Generally 28

9.2	Application of Proceeds 31

9.3	Sales on Credit 31

9.4	Investment Related Property 32

9.5	Grant of Intellectual Property License 32

9.6	Intellectual Property 33

9.7	Cash Proceeds; Deposit Accounts 34

SECTION 10.	COLLATERAL AGENT 35

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS 35

SECTION 12.	STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM 36

SECTION 13.	MISCELLANEOUS 37

SCHEDULE 5.1 — GENERAL INFORMATION
SCHEDULE 5.2 — COLLATERAL IDENTIFICATION
SCHEDULE 5.4 — FINANCING STATEMENTS
SCHEDULE 5.5 — LOCATION OF EQUIPMENT AND INVENTORY
EXHIBIT A — PLEDGE SUPPLEMENT
EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT
EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT
EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT
EXHIBIT E — TRADEMARK SECURITY AGREEMENT
EXHIBIT F — PATENT SECURITY AGREEMENT
EXHIBIT G — COPYRIGHT SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of December 20, 2013 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), between SunEdison, Inc., a Delaware corporation (the “Borrower”) and each of the subsidiaries of the Borrower party hereto from time to time, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (together with the Borrower, each, a “Grantor”), and Deutsche Bank AG New York Branch, as Administrative Agent (pursuant to and as defined in the Credit Agreement referred to below).
RECITALS:
WHEREAS, reference is made to that certain Credit Agreement, dated as of the date hereof, (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the Borrower, the lenders party thereto from time to time (the “Lenders”), Deutsche Bank AG New York Branch, as L/C Issuer and the Administrative Agent;
WHEREAS, reference is made to that certain Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by the Guarantors (as defined in the Credit Agreement) in favor of the Administrative Agent for the benefit of the Secured Parties;
WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the other Loan Documents, and the obligations of the Lenders to make any Credit Extension, that the Grantors shall have executed and delivered this Agreement;
WHEREAS, each Grantor will receive substantial benefits from the execution, delivery and performance of the Credit Agreement and the other Loan Documents and is, therefore, willing to enter into this Agreement; and
WHEREAS, this Agreement is given by each Grantor in favor of the Administrative Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Secured Obligations.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Grantor and the Administrative Agent agree as follows:

Section 1.	DEFINITIONS; GRANT OF SECURITY.
1.1    General Definitions. In this Agreement, the following terms shall have the following meanings:
“Additional Grantors” shall have the meaning assigned in Section 7.3.
“Administrative Agent” shall have the meaning set forth in the preamble.
“Agreement” shall have the meaning set forth in the preamble.
“Bankruptcy Code” shall mean Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor statute.
“Borrower” shall have the meaning set forth in the recitals.
“Cash Proceeds” shall have the meaning assigned in Section 9.7.
“Collateral” shall have the meaning assigned in Section 2.1.
“Collateral Account” shall mean any account established by the Administrative Agent in connection with its rights, duties or obligations under this Agreement and all property from time to time on deposit in the Collateral Account.
“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, supplier lists, blueprints, technical specifications, manuals, computer software and related documentation, computer printouts, tapes, disks and other electronic storage media and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
“Control” shall mean: (1) with respect to any Deposit Accounts, control within the meaning of Section 9‑104 of the UCC, (1) with respect to any Securities Accounts, Security Entitlements, Commodity Contract or Commodity Account, control within the meaning of Section 9‑106 of the UCC, (1) with respect to any Uncertificated Securities, control within the meaning of Section 8‑106(c) of the UCC, (1) with respect to any Certificated Security, control within the meaning of Section 8‑106(a) or (b) of the UCC, (1) with respect to any Electronic Chattel Paper, control within the meaning of Section 9‑105 of the UCC, (1) with respect to Letter of Credit Rights, control within the meaning of Section 9‑107 of the UCC and (1) with respect to any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), control within the meaning of Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in the jurisdiction relevant to such transferable record.
“Controlled Foreign Corporation” shall mean “controlled foreign corporation” as defined in the Code.
“Copyright Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright or otherwise providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is licensee or licensor thereunder).
“Copyrights” shall mean all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et. seq. and community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (1) all registrations and applications therefor including, the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Copyrights” (as such schedule may be amended or supplemented from time to time), (1) all extensions and renewals thereof, (1) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (1) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (1) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.
“Credit Agreement” shall have the meaning set forth in the recitals.
“Excluded Collateral” shall mean any asset of any Grantor excluded from the security interest hereunder by virtue of Section 2.2 hereof but only to the extent, and for so long as, so excluded thereunder.
“Grantors” shall have the meaning set forth in the preamble.
“Insurance” shall mean (1) all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof) and (1) any key man life insurance policies of any Grantor.
“Intellectual Property” shall mean, the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under the United States, multinational or foreign laws or otherwise, including, Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, Trade Secrets, and Trade Secret Licenses, and the right to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, including the right to receive all Proceeds therefrom, including license fees, royalties, income, payments, claims, damages and proceeds of suit, now or hereafter due and/or payable with respect thereto.
“Intellectual Property Security Agreement” shall mean each intellectual property security agreement executed and delivered by the applicable Grantors, substantially in the form set forth in Exhibit E, Exhibit F and Exhibit G, as applicable.
“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodity Accounts and Deposit Accounts.
“Investment Related Property” shall mean: (1) all “investment property” (as such term is defined in Article 9 of the UCC) and (1) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.
“Lender” shall have the meaning set forth in the recitals.
“Loan Documents” shall have the meaning given to such term in the Credit Agreement.
“Majority Holder” shall have the meaning set forth in Section 10.
“Material Intellectual Property” shall mean any Intellectual Property included in the Collateral that is material to the business of any Grantor or is otherwise of material value.
“Patent Licenses” shall mean all agreements, licenses and covenants providing for the granting of any right in or to any Patent or otherwise providing for a covenant not to sue for infringement or other violation of any Patent (whether such Grantor is licensee or licensor thereunder).
“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (1) each patent and patent application required to be listed in Schedule 5.2(II) under the heading “Patents” (as such schedule may be amended or supplemented from time to time), (1) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (1) all patentable inventions and improvements thereto, (1) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (1) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (1) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.
“Permitted Lien” shall mean any Lien permitted to be created, assumed or suffered to exist by any Loan Party pursuant to Section 7.01 of the Credit Agreement.
“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.
“Pledged Debt” shall mean all indebtedness for borrowed money owed to such Grantor, whether or not evidenced by any Instrument, including all indebtedness described on Schedule 5.2(I) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments, if any, evidencing such any of the foregoing, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.
“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and any other participation or interests in any equity or profits of any business entity including any trust and all management rights relating to any entity whose equity interests are included as Pledged Equity Interests.
“Pledged LLC Interests” shall mean all interests in any limited liability company and each series thereof including all limited liability company interests listed on Schedule 5.2(I) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any Securities Intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests and all rights as a member of the related limited liability company.
“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including all partnership interests listed on Schedule 5.2(I) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any Securities Intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests and all rights as a partner of the related partnership.
“Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including all shares of capital stock described on Schedule 5.2(I) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any Securities Intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
“Receivables” shall mean all rights to payment, whether or not earned by performance, for Goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any Goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.
“Receivables Records” shall mean (1) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (1) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (1) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors, secured parties or agents thereof, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers, (1) all credit information, reports and memoranda relating thereto and (1) all other written or non-written forms of information related in any way to the foregoing or any Receivable.
“Secured Obligations” shall have the meaning assigned in Section 3.1.
“Secured Parties” shall mean the Administrative Agent and the Lenders.
“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.
“Trademark Licenses” shall mean any and all agreements, licenses and covenants providing for the granting of any right in or to any Trademark or otherwise providing for a covenant not to sue for infringement dilution or other violation of any Trademark or permitting co-existence with respect to a Trademark (whether such Grantor is licensee or licensor thereunder).
“Trademarks” shall mean all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (1) all registrations and applications therefor including the registrations and applications required to be listed in Schedule 5.2(II) under the heading “Trademarks” (as such schedule may be amended or supplemented from time to time), (1) all extensions or renewals of any of the foregoing, (1) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (1) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (1) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (1) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.
“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder).
“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not the foregoing has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to the foregoing, and with respect to any and all of the foregoing: (1) the right to sue or otherwise recover for any past, present and future misappropriation or other violation thereof, (1) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto; and (1) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.
“United States” shall mean The United States of America.
1.2    Definitions; Interpretation.
(a)    In this Agreement, the following capitalized terms shall have the meaning given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Account, Account Debtor, As-Extracted Collateral, Bank, Certificated Security, Chattel Paper, Consignee, Consignment, Consignor, Commercial Tort Claims, Commodity Account, Commodity Contract, Commodity Intermediary, Deposit Account, Document, Entitlement Order, Equipment, Electronic Chattel Paper, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivable, Instrument, Inventory, Letter of Credit Right, Manufactured Home, Money, Payment Intangible, Proceeds, Record, Securities Account, Securities Intermediary, Security Certificate, Security Entitlement, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security.
(b)    All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement until this Agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or mailers, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2.	GRANT OF SECURITY.
2.1    Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, the following, in each case whether now or hereafter existing or in which any Grantor now has or hereafter acquires an interest and wherever the same may be located (all of which being hereinafter collectively referred to as the “Collateral”):
(c)    all Accounts;
(d)    all Chattel Paper;
(e)    all Documents;
(f)    all General Intangibles;
(g)    all Goods and Fixtures (including Inventory and Equipment);
(h)    all Instruments;
(i)    all Insurance Proceeds;
(j)    all Intellectual Property;
(k)    all Investment Related Property (including Deposit Accounts and the Collateral Account);
(l)    all letters of credit and Letter of Credit Rights (whether or not the letter of credit is evidenced by a writing);
(m)    all cash and Cash Equivalents;
(n)    all Receivables and Receivable Records;
(o)    all Commercial Tort Claims (including Commercial Tort Claims now or hereafter described on Schedule 5.2);
(p)    to the extent not otherwise included above, all other personal property of any kind and all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and
(q)    to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.
2.2    Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to (1) any lease, license, contract or agreement to which any Grantor is a party, and any of its rights or interest thereunder, if and to the extent that a security interest is prohibited by or in violation of (1) any law, rule or regulation applicable to such Grantor, or (1) a term, provision or condition of any such lease, license, contract or agreement (unless such law, rule, regulation, term, provision or condition would be rendered ineffective with respect to the creation of the security interest hereunder pursuant to Sections 9‑406, 9‑407, 9‑408 or 9‑409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided however that the Collateral shall include (and such security interest shall attach) immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, shall attach immediately to any portion of such lease, license, contract or agreement not subject to the prohibitions specified in (i) or (ii) above; provided further that the exclusions referred to in clause (a) of this Section 2.2 shall not include any Proceeds of any such lease, license, contract or agreement; (1) in any of the outstanding capital stock of a Controlled Foreign Corporation in excess of 65% of the voting power of all classes of capital stock of such Controlled Foreign Corporation entitled to vote; or (1) any “intent-to-use” application for registration of a Trademark filed pursuant to Section l(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section l(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section l(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.

SECTION 3.	SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.
3.1    Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at slated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor provision thereof)), of all Obligations (the “Secured Obligations”).
3.2    Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (1) each Grantor shall remain liable for all of its obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Administrative Agent or any other Secured Party, (1) each Grantor shall remain liable under each of the agreements to which it is a party included in the Collateral, including any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Administrative Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (1) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.	CERTAIN PERFECTION REQUIREMENTS
4.1    Delivery Requirements.
(a)    With respect to any Certificated Securities included in the Collateral, each Grantor shall deliver to the Administrative Agent the Security Certificates evidencing such Certificated Securities duly indorsed by an effective endorsement (within the meaning of Section 8‑107 of the UCC), or accompanied by share transfer powers or other instruments of transfer duly endorsed by such an effective endorsement, in each case, to the Administrative Agent or in blank. In addition, each Grantor shall cause any certificates evidencing any Pledged Equity Interests, including any Pledged Partnership Interests or Pledged LLC Interests, to be similarly delivered to the Administrative Agent regardless of whether such Pledged Equity Interests constitute Certificated Securities.
(b)    With respect to any Instruments or Tangible Chattel Paper included in the Collateral, each Grantor shall deliver to the Administrative Agent all such Instruments or Tangible Chattel Paper duly indorsed in blank; provided, however, that such delivery requirement shall not apply to any Instruments or Tangible Chattel Paper having a face amount of less than $250,000 individually or $1,000,000 in the aggregate.
4.2    Control Requirements.
(a)    With respect to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral, each Grantor shall either (1) ensure that the Administrative Agent has Control thereof or (1) at the request of the Administrative Agent at the direction of the Required Lenders, cause any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts included in the Collateral over which the Grantor is unable to ensure that the Administrative Agent has Control to be moved to a depository institution or Securities Intermediary or financial institution as applicable, where such Control may be obtained; provided, however, that such Control requirement shall not apply to any Deposit Accounts, Securities Accounts, Security Entitlements, Commodity Accounts and Commodity Contracts with a value of less than, or having funds or other assets credited thereto with a monthly average balance of less than, $500,000 individually or $3,000,000 in the aggregate. With respect to any Securities Accounts or Security Entitlements, such Control shall be accomplished by (i) the Grantor causing the Securities Intermediary maintaining such Securities Account or Security Entitlement to enter into an agreement substantially in the form of Exhibit C hereto (or such other agreement in form and substance reasonably satisfactory to the Administrative Agent), pursuant to which the Securities Intermediary shall agree to comply with the Administrative Agent’s Entitlement Orders without further consent by such Grantor, or (ii) at the request of the Administrative Agent, cause such Securities Accounts or Security Entitlements to be moved to a Securities Intermediary where such agreement may be obtained. With respect to any Deposit Account, each Grantor shall (i) cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto (or such other agreement in form and substance reasonably satisfactory to the Administrative Agent), pursuant to which the Bank shall agree to comply with the Administrative Agent’s instructions with respect to disposition of funds in the Deposit Account without further consent by such Grantor, or (ii) at the request of the Administrative Agent at the direction of the Required Lenders, cause such Deposit Accounts to be moved to a depository institution where such agreement may be obtained. With respect to any Commodity Accounts or Commodity Contracts each Grantor shall cause Control in favor of the Administrative Agent in a manner reasonably acceptable to the Administrative Agent in consultation with the Required Lenders.
(b)    With respect to any Uncertificated Security included in the Collateral (other than any Uncertificated Securities credited to a Securities Account), each Grantor shall request the issuer of such Uncertificated Security, or, if the issuer of such Uncertificated Security is a Subsidiary of the Borrower, each Grantor shall cause such Subsidiary of the Borrower, to either (1) register the Administrative Agent as the registered owner thereof on the books and records of the issuer or (1) execute an agreement substantially in the form of Exhibit B hereto (or such other agreement in form and substance reasonably satisfactory to the Administrative Agent), pursuant to which such issuer agrees to comply with the Administrative Agent’s instructions with respect to such Uncertificated Security without further consent by such Grantor.
(c)    Each Grantor further agrees that it will not take any action, or permit any person over which Grantor has control to take action, that would cause any such Pledged Equity Interest that is not a Security to become a “Security” as defined in Article 8 of the Uniform Commercial Code of any State or the District of Columbia, unless such Pledged Equity Interest is evidenced by a Security Certificate which has been delivered (or is promptly delivered upon such Pledged Equity Interest that is not a Security becoming a Security) to the Administrative Agent indorsed in blank pursuant to Section 4.1(a) of this Agreement.
(d)    With respect to any material Letter of Credit Rights included in the Collateral (other than any Letter of Credit Rights constituting a Supporting Obligation for a Receivable in which the Administrative Agent has a valid and perfected security interest), Grantor shall ensure that the Administrative Agent has Control thereof by using commercially reasonable efforts to obtain the written consent of each issuer of each related letter of credit to the assignment of the proceeds of such letter of credit to the Administrative Agent.
(e)    With respect to any Electronic Chattel Paper or “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) included in the Collateral, Grantor shall use commercially reasonable efforts to ensure that the Administrative Agent has Control thereof; provided, however, that such Control requirement shall not apply to any Electronic Chattel Paper or transferable record having a face amount of less than $250,000 individually or $1,000,000 in the aggregate.
4.3    Intellectual Property Recording Requirements.
(a)    In the case of any Collateral (whether now owned or hereafter acquired) consisting of issued U.S. Patents and applications therefor, each Grantor shall execute and deliver to the Administrative Agent a Patent Security Agreement in substantially the form of Exhibit F hereto (or a supplement thereto) covering all such Patents in appropriate form for recordation with the United States Patent and Trademark Office with respect to the security interest of the Administrative Agent.
(b)    In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Trademarks and applications therefor, each Grantor shall execute and deliver to the Administrative Agent a Trademark Security Agreement in substantially the form of Exhibit E hereto (or a supplement thereto) covering all such Trademarks in appropriate form for recordation with the United States Patent and Trademark Office with respect to the security interest of the Administrative Agent.
(c)    In the case of any Collateral (whether now owned or hereafter acquired) consisting of registered U.S. Copyrights and exclusive Copyright Licenses in respect of registered U.S. Copyrights for which any Grantor is the licensee, each Grantor shall execute and deliver to the Administrative Agent a Copyright Security Agreement in substantially the form of Exhibit G hereto (or a supplement thereto) covering all such Copyrights and Copyright Licenses in appropriate form for recordation with the United States Copyright Office with respect to the security interest of the Administrative Agent.
4.4    Other Actions.
(a)    If any issuer of any Pledged Equity Interest is organized under a jurisdiction outside of the United States, each Grantor shall take such additional actions, including causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be reasonably necessary or advisable, under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Administrative Agent in such Pledged Equity Interest.
(b)    With respect to any Pledged Partnership Interests and Pledged LLC Interests included in the Collateral, if the Grantors own less than 100% of the equity interests in any issuer of such Pledged Partnership Interests or Pledged LLC Interests, Grantors shall use their commercially reasonable efforts to obtain the consent of each other holder of partnership interest or limited liability company interests in such issuer to the security interest of the Administrative Agent hereunder and following an Event of Default, the transfer of such Pledged Partnership Interests and Pledged LLC Interests to the Administrative Agent of its designee, and to the substitution of the Administrative Agent or its designee as a partner or member with all the rights and powers related thereto. Each Grantor consents to the grant by each other Grantor of a Lien in all Investment Related Property to the Administrative Agent and without limiting the generality of the foregoing consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Administrative Agent or its designee following an Event of Default and to the substitution of the Administrative Agent or its designee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
4.5    Timing and Notice. With respect to any Collateral in existence on the Closing Date, each Grantor shall comply with the requirements of Section 4 on the Closing Date, provided, however, to the extent any Collateral delivery requirement under this Section 4 is characterized as post-closing obligations pursuant to Section 6.17 of the Credit Agreement, each Grantor shall comply with the requirements of this Section 4 within the time frame permitted by Section 6.17 of the Credit Agreement: With respect to any Collateral, other than any Intellectual Property included in the Collateral, hereafter owned or acquired, such Grantor shall comply with such requirements within thirty (30) days of Grantor acquiring rights therein. Each Grantor shall promptly inform the Administrative Agent of its acquisition of any Collateral for which any action is required by Section 4 hereof. With respect to any Intellectual Property included in the Collateral hereafter owned or acquired, such Grantor shall comply with such requirements within ninety (90) days of Grantor acquiring rights therein. Each Grantor shall inform the Administrative Agent in writing within ninety (90) days of its acquisition of any Intellectual Property included in the Collateral for which action is required by Section 4 hereof (including, for the avoidance of doubt, the filing by such Grantor of any applications for, or the issuance or registration of, any Patents, Copyrights or Trademarks).

SECTION 5.	REPRESENTATIONS AND WARRANTIES.
Each Grantor hereby represents and warrants, on the Closing Date and on the date of each Credit Extension, that:
5.1    Grantor Information & Status.
(f)    Schedule 5.1 (A) and (B) (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings: (1) the full legal name of such Grantor, (1) all trade names or other names under which such Grantor currently conducts any material amount of business, (1) the type of organization of such Grantor, (1) the jurisdiction of organization of such Grantor, (1) such Grantor’s organizational identification number, if any, and (1) the jurisdiction where the chief executive office or sole place of business (or the principal residence if such Grantor is a natural person) of such Grantor is located.
(g)    except as provided on Schedule 5.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure by way of merger, consolidation, change in corporate form or similar transaction and has not conducted any material amount of business under any other name, in each case, within the past five (5) years;
(h)    it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated;
(i)    such Grantor has been duly organized and is validly existing as an entity of the type as set forth opposite such Grantor’s name on Schedule 5.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 5.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of dissolution or liquidation, any certificates of domestication, transfer or continuance in any other jurisdiction; and
(j)    no Grantor is a “transmitting utility” (as defined in Section 9‑102(a)(80) of the UCC).
5.2    Collateral Identification, Special Collateral.
(d)    Schedule 5.2 (as such schedule may be amended or supplemented from time to time) sets forth under the appropriate headings all of such Grantor’s: (1) Pledged Equity Interests, (1) Pledged Debt, (1) Securities Accounts other than any Securities Accounts holding assets with a market value of less than $500,000 individually or $3,000,000 in the aggregate, (1) Deposit Accounts other than any Deposit Accounts holding less than $500,000 individually or $3,000,000 in the aggregate, (1) Commodity Contracts and Commodity Accounts, (1) United States registrations and issuances of and applications for Patents, Trademarks, and Copyrights owned by each Grantor, (1) exclusive Copyright Licenses, (1) Commercial Tort Claims other than any Commercial Tort Claims with an estimated value of less than $1,000,000 individually or $3,000,000 in the aggregate, (1) Letter of Credit Rights for letters of credit, and (1) the name and address of any warehouseman, bailee or other third party in possession of any Inventory, Equipment and other tangible personal property other than any Inventory, Equipment or other tangible personal property having a value of less than $250,000 individually or $1,000,000 in the aggregate. Each Grantor shall supplement such schedules as necessary to ensure that such schedules are accurate on the date of each Credit Extension;
(e)    none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (1) As-Extracted Collateral, (1) Manufactured Homes, (1) Health-Care-Insurance Receivables; (1) timber to be cut, or (1) aircraft, aircraft engines, satellites, ships or railroad rolling stock. No material portion of the Collateral consists of motor vehicles or other goods subject to a certificate of title statute of any jurisdiction;
(f)    all information supplied by any Grantor relating to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;
(g)    not more than 10% of the value of all tangible personal property included in the Collateral is located in any country other than the United States; and
(h)    no Excluded Collateral is material to the business of any Grantor.
5.3    Ownership of Collateral and Absence of Other Liens.
(c)    it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, developed or created (including by way of lease or license), will continue to own or have such rights in each item of the Collateral (except as otherwise permitted by the Credit Agreement), in each case, free and clear of any and all Liens, rights or claims of all other Persons, other than Permitted Liens, including, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than, any Permitted Liens; and
(d)    other than any financing statements filed in favor of the Administrative Agent, no effective financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which duly authorized proper termination statements have been delivered to the Administrative; Agent for filing and (y) financing statements filed in connection with Permitted Liens. Other than the Administrative Agent and any automatic control in favor of a Bank, Securities Intermediary or Commodity Intermediary maintaining a Deposit Account, Securities Account or Commodity Contract, no Person is in Control of any Collateral.
5.4    Status of Security Interest.
(a)    upon the filing of financing statements naming each Grantor as “debtor” and the Administrative Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 5.4 hereof (as such schedule may be amended or supplemented from time to time), the security interest of the Administrative Agent in all Collateral that can be perfected by the filing in any filing office of a financing statement under the UCC will constitute a valid, perfected, first priority Lien subject in the case of priority only, to any Permitted Liens with respect to Collateral. Each agreement purporting to give the Administrative Agent Control over any Collateral is effective to establish the Administrative Agent’s Control of the Collateral subject thereto;
(b)    to the extent perfection or priority of the security interest therein is not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks, Copyrights and exclusive Copyright Licenses in the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Administrative Agent hereunder shall constitute valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Liens) with respect to Patents, Trademarks and Copyrights registered or applied for in the United States;
(c)    no authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or any other Person is required for either (1) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Administrative Agent hereunder or (1) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (1) for the filings contemplated by clauses (a) and (b) above and (1) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities; and
(d)    each Grantor is in compliance with its obligations under Section 4 hereof.
5.5    Goods & Receivables.
(a)    each Receivable (a) to the best of the applicable Grantor’s knowledge, is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) to the best of the applicable Grantor’s knowledge, is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any credits, rights of recoupment, setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business) and (d) is and will be in compliance with all applicable laws, whether federal, state, local or foreign;
(b)    no Goods now or hereafter produced by any Grantor and included in the Collateral have been or will be produced in violation of the requirements of the Fair Labor Standards Act, as amended, or the rules and regulations promulgated thereunder to the extent applicable to the production of such Goods; and
(c)    other than any Inventory or Equipment in transit, all material amounts of the Equipment and Inventory included in the Collateral is located only at the locations specified in Schedule 5.5 (as such schedule may be amended or supplemented from time to time).
5.6    Pledged Equity Interests, Investment Related Property.
(a)    it is the record and beneficial owner of the Pledged Equity Interests free of all Liens (other than Permitted Liens), rights or claims of other Persons and except with respect to the Senior Unsecured Notes and employee stock options issued in the ordinary course, there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;
(b)    no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Administrative Agent in any Pledged Equity Interests or the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof except such as have been obtained; and
(c)    except as set forth on Schedule 5.2, all of the Pledged LLC Interests and Pledged Partnership Interests are Certificated Securities.
5.7    Intellectual Property.
(a)    other that as disclosed on Schedule 5.2(II) attached hereto, it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use and, where such Grantor does so, sublicense others to use, all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims and licenses, except for Permitted Liens and the licenses set forth on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time);
(b)    all Material Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, nor, in the case of Patents, is any of the Material Intellectual Property owned by such Grantor the subject of a reexamination proceeding, and such Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks owned by such Grantor constituting Material Intellectual Property in full force and effect;
(c)    other than as disclosed on Schedule 5.2(II), no holding, decision, ruling, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity, enforceability, or scope of, or such Grantor’s right to register, own or use, any Material Intellectual Property of such Grantor, and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;
(d)    all registrations, issuances and applications for United States Copyrights, Patents and Trademarks purported to be owned by such Grantor are standing in the name of such Grantor (or in the former name of such Grantor as set forth on Schedule 5.1(C), which shall be promptly updated (and in no event later than 30 days after the date hereof) to reflect the name change), and none of the Trademarks, Patents, Copyrights or Trade Secrets owned by such Grantor has been exclusively licensed by such Grantor to any Affiliate or third party (other than Permitted Liens), except as disclosed in Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time), and all exclusive Copyright Licenses constituting Material Intellectual Property in respect of registered Copyrights have been property recorded in the United States Copyright Office or, where appropriate, any foreign counterpart;
(e)    such Grantor has not made a previous assignment, sale, transfer, exclusive license (other than Permitted Liens), or similar arrangement constituting a present or future assignment, sale, transfer, exclusive license (other than Permitted Liens) or similar arrangement of any Material Intellectual Property that has not been terminated or released;
(f)    such Grantor has, in all material respects, been using appropriate statutory notice of registration in connection with its use of registered Trademarks, and appropriate notice of copyright in connection with the publication of Copyrights constituting Material Intellectual Property;
(g)    such Grantor has taken commercially reasonable steps to protect the confidentiality of its Trade Secrets in accordance with industry standards;
(h)    such Grantor controls the nature and quality of all products sold and all services rendered under or in connection with all Trademarks of such Grantor, in each case consistent with industry standards, and has taken all commercially reasonable action necessary to ensure that all licensees of the Trademarks owned by such Grantor comply with such Grantor’s standards of quality, in each case, to the extent constituting Material Intellectual Property;
(i)    the conduct of such Grantor’s business does not, to such Grantor’s knowledge, infringe, misappropriate, dilute or otherwise violate any Intellectual Property right of any other Person; no written claim has been made against such Grantor that the use of any Material Intellectual Property owned or used by such Grantor (or any of its respective licensees) infringes, misappropriates, dilutes or otherwise violates the asserted rights of any other Person, and no written demand that such Grantor enter into a license or co-existence agreement has been made against such Grantor but not resolved;
(j)    to such Grantor’s knowledge, no Person is infringing, misappropriating, diluting or otherwise violating any rights in any Material Intellectual Property owned, licensed or used by such Grantor, or any of its respective licensees; and
(k)    no settlement or consents, covenants not to sue, co-existence agreements, non-assertion assurances, or releases have been entered into by such Grantor or bind such Grantor in a manner that would be reasonably likely to adversely affect such Grantor’s rights to own, license or use any Material Intellectual Property.
5.8    Delivery of Pledged Equity. Subject to Section 4.5, the Borrower has delivered, or has caused the applicable Grantor to deliver, to the Administrative Agent all share certificates representing Pledged Equity Interests that constitute Collateral, accompanied by undated stock powers executed in blank, in each case, reflecting the proper name of the pledgor or issuer and including share certificates representing the appropriate percentage of Pledged Equity Interests in First Tier Foreign Subsidiaries that constitute Collateral, all in form satisfactory to the Administrative Agent in consultation with the Required Lenders.
5.9    Miscellaneous. No Material Contract effectively prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Administrative Agent hereunder, except such as has been given or made.

SECTION 6.	COVENANTS AND AGREEMENTS.
Each Grantor hereby covenants and agrees that:
6.1    Grantor Information & Status.
(i)    without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement, it shall not change such Grantor’s name, identity, corporate structure (e.g. by merger, consolidation, change in corporate form or otherwise), sole place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Administrative Agent in writing at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, sole place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Administrative Agent may reasonably request and (b) taken all actions reasonably necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Administrative Agent’s security interest in the Collateral granted or intended to be granted and agreed to hereby, which in the case of any merger or other change in corporate structure shall include executing and delivering to the Administrative Agent a completed Pledge Supplement together with all supplements to Schedules thereto, upon completion of such merger or other change in corporate structure confirming the grant of the security interest hereunder.
6.2    Collateral Identification; Special Collateral.
(e)    in the event that it hereafter acquires any Collateral of a type described in Section 5.2(b) hereof, it shall promptly notify the Administrative Agent thereof in writing and take such actions and execute such documents and make such filings all at Grantor’s expense as the Administrative Agent at the direction of the Required Lenders may reasonably request in order to ensure that the Administrative Agent has a valid, perfected, first priority security interest in such Collateral, subject in the case of priority only, to any Permitted Liens. Notwithstanding the foregoing, no Grantor shall be required to notify the Administrative Agent or take any such action unless such Collateral is of a material value or is material to such Grantor’s business.
(f)    in the event that it hereafter acquires or has any Commercial Tort Claim in excess of $1,000,000 individually or $3,000,000 in the aggregate it shall deliver to the Administrative Agent a completed Pledge Supplement together with all supplements to Schedules thereto, identifying such new Commercial Tort Claims.
6.3    Ownership of Collateral and Absence of Other Liens.
(e)    except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, other than Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein adverse to the Administrative Agent or any other Secured Party;
(f)    upon such Grantor or any officer of such Grantor obtaining actual knowledge thereof, it shall promptly notify the Administrative Agent in writing of any event that would reasonably be expected to have a material adverse effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Administrative Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Administrative Agent in relation thereto, including the levy of any legal process against the Collateral or any portion thereof; and
(g)    it shall not sell, transfer or assign (by operation of law or otherwise) or exclusively license to another Person any Collateral except as otherwise permitted by the Credit Agreement.
6.4    Status of Security Interest.
(d)    subject to the limitations set forth in subsection (b) of this Section 6.4, each Grantor shall maintain the security interest of the Administrative Agent hereunder in all Collateral as valid, perfected, first priority Liens (subject, in the case of priority only, to Permitted Liens).
(e)    notwithstanding the foregoing or Section 6.2(a), except as and to the extent specified in Section 4 hereof, no Grantor shall be required to take any action to perfect any Collateral that can only be perfected by (1) Control, (1) foreign filings with respect to Intellectual Property, or (1) filings with registrars of motor vehicles or similar governmental authorities with respect to goods covered by a certificate of title.
6.5    Goods & Receivables.
(d)    it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Administrative Agent;
(e)    if any Equipment or Inventory in excess of $250,000 individually or $1,000,000 in the aggregate is in possession or control of any warehouseman, bailee or other third party (other than a Consignee under a Consignment for which such Grantor is the Consignor), each Grantor shall join with the Administrative Agent in notifying the third party of the Administrative Agent’s security interest and using commercially reasonable efforts to obtain acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Administrative Agent and will permit the Administrative Agent to have access to Equipment or Inventory for purposes of inspecting such Collateral or, following an Event of Default, to remove same from such premises if the Administrative Agent so elects; and with respect to any Goods subject to a Consignment for which such Grantor is the Consignor, Grantor shall file appropriate financing statements against the Consignee and take such other action as may be necessary to ensure that the Grantor has a perfected security interest in such Goods.
(f)    it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;
(g)    other than in the ordinary course of business (1) it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which would reasonably be expected to have a material adverse effect on the value of such Receivable; (1) following and during the continuation of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon; and
(h)    at any time following the occurrence and during the continuation of an Event of Default, the Administrative Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent; (1) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Administrative Agent; and (1) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Administrative Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within five (5) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in the Collateral Account maintained under the sole dominion and control of the Administrative Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Administrative Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon.
6.6    Pledged Equity Interests, Investment Related Property.
(l)    except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Pledged Equity Interest or other Investment Related Property, upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest or Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall promptly take all steps, if any, reasonably necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Administrative Agent over such Investment Related Property (including delivery thereof to the Administrative Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Administrative Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Administrative Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and consistent with the past practice of the issuer and all scheduled payments of interest;
(m)    Voting.
(i)    So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements relating to Investment Related Property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right that could reasonably be expected to (x) have a Material Adverse Effect on the value of the Investment Related Property or any part thereof or (y) be disadvantageous to any Secured Party in any material respect; and
(ii)    Upon the occurrence and during the continuation of an Event of Default,:

(1)
all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(2)
in order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall, at its sole cost and expense, promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Administrative Agent may utilize the power of attorney set forth in Section 8.1.

(n)    except as expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, it shall not vote to enable or take any other action to: (1) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Administrative Agent’s security interest, (1) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer (provided that the foregoing shall not preclude equity investments in subsidiaries expressly permitted pursuant to the terms of the Credit Agreement), (1) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or substantially all of their assets, (1) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (1) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Administrative Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Administrative Agent’s “control” thereof; and
(o)    except as expressly permitted by the Credit Agreement, without the prior written consent of the Administrative Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (1) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9‑508 of the UCC) in collateral in which such new debtor has or acquires rights, (1) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; provided that if the surviving or resulting Grantors upon any such merger or consolidation involving an issuer which is a Controlled Foreign Corporation, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2 and (1) Grantor promptly complies with the delivery and control requirements of Section 4 hereof.
6.7    Intellectual Property.
(a)    it shall not, without advance approval from Administrative Agent (which will not be unreasonably withheld) do any act or omit to do any act whereby any of the Material Intellectual Property may lapse, or become abandoned, canceled, dedicated to the public, forfeited, unenforceable or otherwise impaired, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;
(b)    it shall not, with respect to any Trademarks constituting Material Intellectual Property, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and such Grantor shall take commercially reasonable steps necessary to ensure that licensees of such Trademarks use such consistent standards of quality;
(c)    it shall promptly notify the Administrative Agent in writing if any item of Material Intellectual Property: (1) has been abandoned or dedicated to the public or placed in the public domain, (1) has been declared invalid or unenforceable, (1) has become the subject of a final, non-appealable adverse determination regarding such Grantor’s ownership, registration or use or the validity or enforceability of such item of Material Intellectual Property (including any final, non-appealable adverse determination with respect to, any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any slate registry, any foreign counterpart of the foregoing, or any court) or (1) has become the subject of any reversion or termination of rights;
(d)    it shall take commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration or issuance of each Trademark, Patent, and Copyright owned by any Grantor and constituting Material Intellectual Property, including, but not limited to, those items on Schedule 5.2(II) (as such schedule may be amended or supplemented from time to time);
(e)    it shall use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or may in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property acquired under such contracts and included in the Material Intellectual Property other than with respect to customary provisions restricting assignment of, or sublicensing under, any licensing agreement entered into in the ordinary course of business;
(f)    in the event that any Material Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, diluted or otherwise violated by a third party, such Grantor shall promptly take commercially reasonable actions to stop such infringement, misappropriation, dilution or other violation and protect its rights in such Material Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;
(g)    it shall take commercially reasonable steps reasonably necessary to protect the confidentiality of all Trade Secrets, including entering into confidentiality agreements with employees and consultants and labeling and restricting access to secret information and documents;
(h)    it shall use proper statutory notice in connection with its use of any of the Material Intellectual Property; and
(i)    it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Material Intellectual Property or any portion thereof. In connection with such collections, such Grantor may take (and, at the Administrative Agent’s reasonable direction, shall take) such action as such Grantor or the Administrative Agent may deem reasonably necessary or advisable to enforce collection of such amounts. Notwithstanding the foregoing, the Administrative Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.
6.8    Collateral Account. The Grantors hereby authorize, instruct and direct the establishment of the Collateral Account with the Administrative Agent as a segregated non-interest bearing trust account in the name of and to be maintained by the Administrative Agent (amounts to be deposited thereunder to remain uninvested).

SECTION 7.	ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.
7.1    Access; Right of Inspection. The Administrative Agent shall at all times have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Administrative Agent and its representatives may examine the same, take extracts therefrom and make or request photocopies thereof, and each Grantor agrees to render to the Administrative Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Administrative Agent and its representatives shall at all times also have the right to enter any premises of each Grantor during normal business hours and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.
7.2    Further Assurances.
(h)    Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Administrative Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral; provided, that notwithstanding anything to the contrary herein or in any Loan Document, neither the Borrower nor any Grantor shall have any obligation to perfect any security interest granted hereunder or under any Loan Document in any Intellectual Property included in the Collateral in any jurisdiction other than the United States. Without limiting the generality of the foregoing, each Grantor shall:
(i)    file such financing or continuation statements, or amendments thereto, record security interests in Intellectual Property and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be reasonably necessary or desirable, or as the Administrative Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted or purported to be granted hereby;
(ii)    take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in any Intellectual Property with any intellectual property registry in the United States in which said Intellectual Property is registered or issued or in which an application for registration or issuance is pending, including the United States Patent and Trademark Office, the United States Copyright Office or the various Secretaries of State, as applicable;
(iii)    with reasonable notice and request by the Administrative Agent, allow inspection of the Collateral by the Administrative Agent, or persons designated by the Administrative Agent;
(iv)    at the Administrative Agent’s request at the direction of the Required Lenders, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Administrative Agent’s security interest in all or any part of the Collateral; and
(v)    furnish the Administrative Agent with such information regarding the Collateral, including the location thereof, as the Administrative Agent may reasonably request from time to time.
(i)    Each Grantor hereby authorizes the Administrative Agent to file a Record or Records, including financing or continuation statements, Intellectual Property Security Agreements and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Required Lenders determine are necessary or advisable to perfect or otherwise protect the security interest granted to the Administrative Agent herein; provided, however, that such authorization to act shall not be construed or deemed to create any obligation on the Administrative Agent to so act. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Administrative Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Administrative Agent herein, including describing such property as “all assets, whether now owned or hereafter acquired, developed or created” or words of similar effect. Each Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.
(j)    Each Grantor hereby authorizes the Administrative Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 5.2 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.
7.3    Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Pledge Supplement. Upon delivery of any such Pledge Supplement to the Administrative Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Borrower to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 8.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
8.1    Power of Attorney. Effective upon the occurrence or during the continuance of an Event of Default each Grantor hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Administrative Agent or otherwise, from time to time in the Administrative Agent’s discretion to take any action and to execute any instrument that the Administrative Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including the following;
(k)    to obtain and adjust insurance required to be maintained by such Grantor or paid to the Administrative Agent pursuant to the Credit Agreement;
(l)    to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(m)    to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;
(n)    to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral;
(o)    to prepare and file any UCC financing statements against such Grantor as debtor;
(p)    to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in any Intellectual Property included in the Collateral in the name of such Grantor as debtor;
(q)    to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Administrative Agent in its sole discretion, any such payments made by the Administrative Agent to become obligations of such Grantor to the Administrative Agent, due and payable immediately without demand; and
(r)    generally to sell, transfer, lease, license, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Administrative Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof and shall not be construed or deemed to create any obligation on the Administrative Agent to act. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
8.2    No Duty on the Part of Administrative Agent or Secured Parties. The powers conferred on the Administrative Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision.
8.3    Appointment Pursuant to Credit Agreement. The Administrative Agent has been appointed as administrative agent pursuant to the Credit Agreement. The rights, duties, protections, limitations on liability, privileges, immunities and indemnities of the Administrative Agent under the Credit Agreement are extended hereto, and shall be enforceable by the Administrative Agent hereunder and under each document related hereto to which it is a party or otherwise subject, whether or not specifically set forth herein or therein.

SECTION 9.	REMEDIES.
9.1    Generally.
(f)    If any Event of Default shall have occurred and be continuing, the Administrative Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Administrative Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:
(1) Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Grantor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of the Grantor;
(i)    Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Administrative Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to the Grantor, prior to receipt by any such obligor of such instruction, the Grantor shall segregate all amounts received pursuant thereto in trust for the benefit of the Administrative Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Administrative Agent;
(ii)    Sell, assign, grant a license to use or otherwise liquidate, or direct the Grantor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
(iii)    Take possession of the Collateral or any part thereof, by directing the Grantor in writing to deliver the same to the Administrative Agent at any place or places so designated by the Administrative Agent, in which event the Grantor shall at its own expense: (i) forthwith cause the same to be moved to the place or places designated by the Administrative Agent and therewith delivered to the Administrative Agent, (ii) store and keep any Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent and (iii) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. The Grantor’s obligation to deliver the Collateral as contemplated in this Section 9.1(a)(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by the Grantor of such obligation;
(iv)    Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of the Grantor constituting Collateral for application to the Secured Obligations as provided in Section 9.2 hereof;
(v)    Retain and apply any dividends, interest or distributions and securities or other property to the Secured Obligations as provided in Section 9.2 hereof;
(vi)    Exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Collateral; and
(vii)    Without notice except as specified in Section 9.1(b) or as required by law, sell, assign or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable.
(g)    The Administrative Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Administrative Agent, as administrative agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that it would not be commercially unreasonable for the Administrative Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Grantor hereby waives any claims against the Administrative Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Administrative Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent, that the Administrative Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Administrative Agent hereunder.
(h)    The Administrative Agent may sell the Collateral without giving any warranties as to the Collateral. The Administrative Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
(i)    Each Grantor hereby waives, to the fullest extent permitted by applicable Law, notice of judicial hearing in connection with the Administrative Agent’s taking possession or the Administrative Agent’s disposition of any of the Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Grantor would otherwise have under any Law, and each Grantor hereby further waives, to the fullest extent permitted by applicable Law (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Section 9 except to the extent resulting solely from the Administrative Agent’s gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Grantor therein and thereto, and shall be a perpetual bar both at law and in equity or otherwise against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Grantor.
(j)    Each Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of Credit Extensions, Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description.
(k)    The Administrative Agent shall have no obligation to marshal any of the Collateral. To the maximum extent permitted by Law, each Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral and hereby irrevocably waives the benefit of all such laws.
(l)    To the extent that any Law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Administrative Agent (a) to fail to incur expenses reasonably deemed significant by the Admnistrative Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other Law, to fail to obtain consents for Governmental Authorities or third parties for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim or modify disposition warranties, (k) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 9.1(g) is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would fulfill the Administrative Agent’s duties under the UCC or other applicable Law in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 9.1(g). Without limiting the foregoing, nothing contained in this Section 9.1(g) shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Agreement or by Law in the absence of this Section 9.1(g).
9.2    Application of Proceeds. Except as expressly provided elsewhere in this Agreement, all proceeds received by the Administrative Agent in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall he applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, in accordance with the Credit Agreement.
9.3    Sales on Credit. If Administrative Agent sells any of the Collateral upon credit, the relevant Grantor will be credited only with payments actually made by purchaser and received by Administrative Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Administrative Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.
9.4    Investment Related Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Administrative Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Administrative Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
9.5    Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 9 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Administrative Agent, to the extent assignable and otherwise permitted pursuant to the applicable Trademark License, Patent License, Copyright License or Trade Secret License, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks, to use, assign, license or sublicense any of the Intellectual Property included in the Collateral now owned or hereafter acquired, developed or created by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.
9.6    Intellectual Property.
(a)    Anything contained herein to the contrary notwithstanding, in addition to the other rights and remedies provided herein, upon the occurrence and during the continuation of an Event of Default:
(viii)    the Administrative Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Administrative Agent or otherwise, acting under the direction of the Required Lenders, to enforce any Intellectual Property rights of such Grantor included in the Collateral, in which event such Grantor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all documents required by the Administrative Agent in aid of such enforcement, and such Grantor shall promptly, upon demand, reimburse and indemnify the Administrative Agent as provided in Section 12 hereof in connection with the exercise of its rights under this Section 9.6, and, to the extent that the Administrative Agent shall elect not to bring suit to enforce any Intellectual Property rights included in the Collateral as provided in this Section 9.6, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation, dilution or other violation of any of such Grantor’s rights in the Intellectual Property included in the Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing, misappropriating, diluting or otherwise violating as shall be necessary to prevent such infringement, misappropriation, dilution or other violation;
(ix)    upon written demand from the Administrative Agent acting under the direction of the Required Lenders, each Grantor shall grant, assign, convey or otherwise transfer to the Administrative Agent or such Administrative Agent’s designee all of such Grantor’s right, title and interest in and to any Intellectual Property included in the Collateral and shall execute and deliver to the Administrative Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
(x)    each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Administrative Agent (or any other Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, any such Intellectual Property included in the Collateral;
(xi)    within five (5) Business Days after written notice from the Administrative Agent, each Grantor shall make available to the Administrative Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Administrative Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with any Trademarks or Trademark Licenses, such persons to be available to perform their prior functions on the Administrative Agent’s behalf and to be compensated by the Administrative Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and
(xii)    the Administrative Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of any Intellectual Property of such Grantor included in the Collateral, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Administrative Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)
all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Administrative Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 9.7 hereof; and

(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.
(b)    If (1) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (1) no other Event of Default shall have occurred and be continuing, (1) an assignment or other transfer to the Administrative Agent of any rights, title and interests in and to any Intellectual Property of such Grantor shall have been previously made and shall have become absolute and effective, and (1) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Administrative Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Administrative Agent as aforesaid, subject to any disposition thereof that may have been made by the Administrative Agent; provided, after giving effect to such reassignment, the Administrative Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Administrative Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Administrative Agent and the Secured Parties.
9.7    Cash Proceeds; Deposit Accounts.
(a)    If any Event of Default shall have occurred and be continuing, in addition to the rights of the Administrative Agent specified in Section 6.5 with respect to payments of Receivables, upon request of the Administrative Agent, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required) and held by the Administrative Agent. Any Cash Proceeds received by the Administrative Agent (whether from a Grantor or otherwise) may, in the sole discretion of the Administrative Agent, (A) be held by the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Administrative Agent against the Secured Obligations then due and owing.
(b)    If any Event of Default shall have occurred and be continuing, the Administrative Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Administrative Agent.

SECTION 10.	COLLATERAL AGENT.
The Administrative Agent has been appointed to act as collateral agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties appoint the Administrative Agent to act as collateral agent hereunder. The Administrative Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Administrative Agent for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Credit Agreement relating to the Administrative Agent including the provisions relating to resignation or removal of the Administrative Agent and the powers and duties and immunities of the Administrative Agent are incorporated herein by this reference and shall survive any termination of the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith.

SECTION 11.	CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.
This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than inchoate indemnification Obligations), the cancellation or termination of the Commitments and the cancellation, expiration, posting of backstop letters of credit or cash collateralization of all outstanding Letters of Credit satisfactory to the issuer(s) of such Letters of Credit, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than inchoate indemnification Obligations), the cancellation or termination of the Commitments and the cancellation, expiration, posting of backstop letters of credit or cash collateralization of all outstanding Letters of Credit satisfactory to the issuer(s) of such Letters of Credit, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to the Grantors. Upon a Grantor becoming a Non-Recourse Subsidiary in a transaction described in Section 6.13 of the Credit Agreement, the security interests granted by such Grantor hereby shall automatically terminate hereunder and of record and all rights to the Collateral of such Grantor shall revert to such Grantor. If approved, authorized or ratified in writing by the Required Lenders (subject to Section 10.01 of the Credit Agreement), or if approved by the Administrative Agent in connection with the sale of property subject to a Lien hereunder as part of or in connection with any Disposition permitted under the Credit Agreement, the applicable security interest granted hereby in such assets in respect of which a lien release was so approved, authorized or ratified shall automatically terminate hereunder and of record and all rights to the applicable Collateral shall revert to the Grantors. Upon any such termination the Administrative Agent shall, at the Grantors’ expense, execute and deliver to the Grantors or otherwise authorize the filing of such documents as the Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any Disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Administrative Agent shall, at the applicable Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Grantor shall reasonably request, in form and substance reasonably satisfactory to the Administrative Agent, including financing statement amendments to evidence such release.

SECTION 12.	STANDARD OF CARE; ADMINISTRATIVE AGENT MAY PERFORM.
The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duly as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by each Grantor under Section 10.04 of the Credit Agreement.

SECTION 13.	MISCELLANEOUS.
Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.02 of the Credit Agreement. No failure or delay on the part of the Administrative Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and the Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Administrative Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Grantors and the Administrative Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).
THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADINGS “GOVERNING LAW; JURISDICTION; ETC.” AND “WAIVER OF JURY TRIAL” ARE INCORPORATED HEREIN BY THIS REFERENCE AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT.

NYI-4560690v8

IN WITNESS WHEREOF, each Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUNEDISON INC., as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
	Title:	EVP & CFO

SUNEDISON HOLDINGS CORPORATION, as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
Title:

SUNEDISON INTERNATIONAL, INC., as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
Title:

MEMC PASADENA, INC., as Grantor
By:	/s/ Brian Wuebbels
Name: Brian Wuebbels
Title:

Signature Page to Pledge and Security Agreement
NYI-4560690v8

ENFLEX CORPORATION, as Grantor
By:	/s/ Brian Wuebbels
Name: Brian Wuebbels
Title:

FOTOWATIO RENEWABLE VENTURES, Inc., as Grantor
By:	/s/ Brian Wuebbels
Name: Brian Wuebbels
Title:

NVT, LLC, as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
Title:

SOLAICX, as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
Title:

SUN EDISON LLC, as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
Title:

Signature Page to Pledge and Security Agreement
NYI-4560690v8

SUNEDISON CANADA, LLC, as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
Title:

SUNEDISON INTERNATIONAL, LLC, as Grantor
By:	/s/ Brian Wuebbels
	Name:	Brian Wuebbels
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, not in its individual capacity but solely as Administrative Agent
By:	/s/ Everardus J. Rozing
	Name:	Everardus J. Rozing
	Title:	Vice President

By:		/s/ Christina LaMonaca
	Name:	Christina LaMonaca
	Title:	Assistant Vice President

Signature Page to Pledge and Security Agreement
NYI-4560690v8

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT
PLEDGE SUPPLEMENT
This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of December [__], 2013 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among SunEdison, Inc. a Delaware corporation, the other Grantors named therein, and Deutsche Bank AG New York Branch, as the Administrative Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
Grantor hereby confirms the grant to the Administrative Agent set forth in the Security Agreement of, and does hereby grant to the Administrative Agent, a security interest in all of Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located. Grantor represents and warrants that the attached supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such supplements to Schedules shall constitute part of the Schedules to the Security Agreement.
THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).
IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].
[NAME OF GRANTOR]

By:
Name:
Title:

NYI-4560690v8

SUPPLEMENT TO SCHEDULE 5.1
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:
GENERAL INFORMATION

(A)
Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#

(B) Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name

(C)	Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change

EXHIBIT A-2
NYI-4560690v8

SUPPLEMENT TO SCHEDULE 5.2
TO PLEDGE AND SECURITY AGREEMENT
COLLATERAL IDENTIFICATION

I. INVESTMENT RELATED PROPERTY
(A)	Pledged Stock:
Grantor	Stock Issuer	Class of Stock	Certificated (Y/N)	Stock Certificate No.	Par Value	No. of Pledged Stock	Percentage of Outstanding Stock of the Stock Issuer

Pledged LLC Interests:
Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interest of the Limited Liability Company

Pledged Partnership Interests:
Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Partnership Interests of the Partnership

EXHIBIT A-3
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Pledged Trust Interests:
Grantor	Trust	Class of Trust Interests	Certificated (Y/N)	Certificate No. (if any)	Percentage of Outstanding Trust Interests of the Trust

Pledged Debt:
Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date

Securities Account:
Grantor	Share of Securities Intermediary	Account Number	Account Name

Deposit Accounts:
Grantor	Name of Depositary Bank	Account Number	Account Name

Commodities Accounts:
Grantor	Name of Commodities Intermediary	Account Number	Account Name

(B)

EXHIBIT A-4
NYI-4560690v8

Grantor	Date of Acquisition	Description of Acquisition

II. INTELLECTUAL PROPERTY

(A)	Copyrights
Grantor	Jurisdiction	Title of Work	Registration Number (if any)	Registration Date (if any)

(B)	Copyright Licenses
Grantor	Description of Copyright License	Registration Number (if any) of underlying Copyright	Name of Licensor

(C)	Patents
Grantor	Jurisdiction	Title of Patent	Patent Number/(Application Number)	Issue Date/ (Filing Date)

(D)	Patent Licenses
Grantor	Description of Patent License	Patent Number of underlying Patent	Name of Licensor

EXHIBIT A-5
NYI-4560690v8

(E)	Trademarks
Grantor	Jurisdiction	Trademark	Registration Number/(Serial Number)	Registration Date/(Filing Date)

(F)	Patent Licenses
Grantor	Description of Trademark License	Registration Number of underlying Trademark	Name of Licensor

(G) Trade Secret Licenses

III. COMMERCIAL TORT CLAIMS
Grantor	Commercial Tort Claims

IV. LETTER OF CREDIT RIGHTS
Grantor	Description of Letters of Credit

V. WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES IN POSSESSION OF COLLATERAL
Grantor	Description of Property	Name and Address of Third Party

VI. MATERIAL CONTRACTS
Grantor	Description of Material Contract

EXHIBIT A-6
NYI-4560690v8

SUPPLEMENT TO SCHEDULE 5.5 TO PLEDGE AND SECURITY AGREEMENT
Financing Statements:
Grantor        Filing Jurisdiction(s)

EXHIBIT A-7
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SUPPLEMENT TO SCHEDULE 5.5
TO PLEDGE AND SECURITY AGREEMENT
Additional Information:
Name of Grantor    Location of Equipment and Inventory

EXHIBIT A-8
NYI-4560690v8

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT
UNCERTIFICATED SECURITIES CONTROL AGREEMENT
This Uncertificated Securities Control Agreement dated as of [ ], 20[ ] among [________] (the “Pledgor”), Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”) and [________], a [________] [corporation] (the “Issuer”). Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of December [__], 2013, among the Pledgor, the other Grantors party thereto and the Administrative Agent (the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
Section 1. Registered Ownership of Shares. The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of [__] shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Administrative Agent.
Section 2. Instructions. If at any time the Issuer shall receive instructions originated by the Administrative Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.
Section 3. Additional Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Administrative Agent:
(a)    It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating to the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and
(b)    It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Administrative Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.
(c)    Except for the claims and interest of the Administrative Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Administrative Agent and the Pledgor thereof.
(d)    This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.
Section 4. Choice of Law. This Agreement shall be governed by the laws of the State of New York.

EXHIBIT B-1
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Section 5. Conflict with Other Agreements. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail. No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.
Section 6. Voting Rights. Until such time as the Administrative Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.
Section 7. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Administrative Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.
Section 8. Indemnification of Issuer. The Pledgor and the Administrative Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Administrative Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
Section 9. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been property given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:	[Name and Address of Pledgor]
Attention: [________]
Telecopier: [________]

Administrative Agent:	[Name and Address of Administrative Agent]
Attention: [________]
Telecopier: [________]

Issuer:	[Insert Name and Address of Issuer]
Attention: [________]
Telecopier: [________]

EXHIBIT B-2
NYI-4560690v8

Any party may change its address for notices in the manner set forth above.
Section 10. Termination. The obligations of the Issuer to the Administrative Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Administrative Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Administrative Agent has notified the Issuer of such termination in writing. The Administrative Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Administrative Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement. The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.
Section 11. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

EXHIBIT B-3
NYI-4560690v8

[NAME OF PLEDGOR], as Pledgor By: Name: Title:
DEUTSCHE BANK AG NEW YORK BRANCH, not in its individual capacity, but solely as Administrative Agent By: Name: Title: By: Name: Title:
[NAME OF ISSUER], as Issuer By: Name: Title:

EXHIBIT B-4
NYI-4560690v8

Exhibit A
[Letterhead of Administrative Agent]

[Date]
[Name and Address of Issuer]
Attention: [________
Re: Termination of Control Agreement
You are hereby notified that the Uncertificated Securities Control Agreement between you, [Name of Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) (the “Agreement”) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Agreement) from the Pledgor. This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.
You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours, Deutsche Bank AG New York Branch, not in its individual capacity, but solely as Administrative Agent By: Name: Title: By: Name: Title:

EXHIBIT B-5
NYI-4560690v8

EXHIBIT C
TO PLEDGE AND SECURITY AGREEMENT
SECURITIES ACCOUNT CONTROL AGREEMENT
This Securities Account Control Agreement dated as of [________], 20[__] (this “Agreement”) among [________] (the “Debtor”), Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”) and [________], in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated as of December [__], 2013, among the Debtor, the other Grantors party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
Section 1. Establishment of Securities Account. The Securities Intermediary hereby confirms and agrees that:
(a)    The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Administrative Agent;
(b)    All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;
(c)    All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and
(d)    The Securities Account is a “securities account” within the meaning of Section 8- 501 of the UCC.
Section 2. “Financial Assets” Election. The Securities Intermediary hereby agrees that each item of property (including any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Section 3. Control of the Securities Account. The Administrative Agent shall at all times have “control” (as defined in Section 8-106 of the UCC) of the Securities Account; provided that

EXHIBIT C-1
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unless and until delivery by the Administrative Agent of a Notice of Sole Control pursuant to Section 8(a) hereof, the Debtor shall have the right to write checks against and make withdrawals and transfers of amounts in the Securities Account. If at any time the Securities Intermediary shall receive any order from the Administrative Agent directing transfer or redemption of any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person. If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Administrative Agent, the Securities Intermediary shall follow the orders issued by the Administrative Agent.
Section 4. Subordination of Lien; Waiver of Set-Off. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent. The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Administrative Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).
Section 5. Choice of Law. This Agreement and the Securities Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.
Section 6. Conflict with Other Agreements.
(a)    In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;
(b)    No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;
(c)    The Securities Intermediary hereby confirms and agrees that:
(i) There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;
(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

EXHIBIT C-2
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(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Administrative Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.
Section 7. Adverse Claims. Except for the claims and interest of the Administrative Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Administrative Agent and the Debtor thereof.
Section 8. Maintenance of Securities Account. In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:
(a)    Notice of Sole Control. If at any time the Administrative Agent delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Administrative Agent.
(b)    Voting and Other Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account and with respect to all other matters pertaining to the Securities Account except as may be otherwise limited herein.
(c)    Permitted Investments. Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Administrative Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.
(d)    Statements and Confirmations. The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Administrative Agent at the address for each set forth in Section 12 of this Agreement.
(e)    Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
Section 9. Representations, Warranties and Covenants of the Securities Intermediary. The Securities Intermediary hereby makes the following representations, warranties and covenants:

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(a)    The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and
(b)    This Agreement is the valid and legally binding obligation of the Securities Intermediary.
Section 10. Indemnification of Securities Intermediary. The Debtor and the Administrative Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Administrative Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
Section 11. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Administrative Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.
Section 12. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name and Address of Debtor]
Attention: [________]
Telecopier: [________]

Administrative Agent:	Deutsche Bank AG New York Branch
Attention: [________]
Telecopier: [________]

Securities Intermediary:	[Name and Address of Securities Intermediary]
Attention: [________]
Telecopier: [________]

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Any party may change its address for notices in the manner set forth above.
Section 13. Termination. The obligations of the Securities Intermediary to the Administrative Agent pursuant to this Agreement shall continue in effect until the security interest of the Administrative Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Administrative Agent has notified the Securities Intermediary of such termination in writing. The Administrative Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Administrative Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.
Section 14. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

EXHIBIT C-5
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[DEBTOR], as Debtor By: Name: Title:
DEUTSCHE BANK AG NEW YORK BRANCH, not in its individual capacity, but solely as Administrative Agent By: Name: Title: By: Name: Title:
[NAME OF SECURITIES INTERMEDIARY] as Securities Intermediary By: Name: Title:

EXHIBIT C-6
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EXHIBIT A
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of Administrative Agent]
[Date]
[Name and Address of Securities Intermediary]
Attention: [_______]
Re: Notice of Sole Control
Ladies and Gentlemen:
As referenced in the Securities Account Control Agreement dated as of [_______], 20[__] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number [_______] (the “Securities Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, Deutsche Bank AG New York Branch, not in its individual capacity, but solely as Administrative Agent By: Name: Title:

cc: [Name of Debtor]

EXHIBIT C-7
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EXHIBIT B
TO SECURITIES ACCOUNT CONTROL AGREEMENT
Permitted Investments

EXHIBIT C-8
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EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT
[Letterhead of the Administrative Agent]

[Date]
[Name and Address of Securities Intermediary]
Attention: [________]
Re: Termination of Securities Account Control Agreement
You are hereby notified that the Securities Account Control Agreement dated as of [________], 20[__] among you, [Name of Debtor] (the “Debtor”) and the undersigned (a copy of which is attached) (the “Agreement”) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [________] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.
You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, Deutsche Bank AG New York Branch, not in its individual capacity but solely as Administrative Agent By: Name: Title:

EXHIBIT D
TO PLEDGE AND SECURITY AGREEMENT
DEPOSIT ACCOUNT CONTROL AGREEMENT
This Deposit Account Control Agreement dated as of [________], 20[__] (this “Agreement”) among [________] (the “Debtor”), Deutsche Bank AG New York Branch, as Administrative Agent (the “Administrative Agent”) and [________], in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”). Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated as of December [__], 2013, among the Debtor, the other Grantors party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.
Section 1. Establishment of Deposit Account. The Financial Institution hereby confirms and agrees that:
(a)    The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Administrative Agent and, prior to delivery of a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Debtor; and
(b)    The Deposit Account is a “deposit account” within the meaning of Section 9- 102(a)(29)of the UCC.
Section 2. Control of the Deposit Account. The Administrative Agent shall at all times have “control” (as defined in Section 8-106 of the UCC) of the Deposit Account; provided that unless and until delivery by the Administrative Agent of a Notice of Sole Control pursuant to Section 7(a) hereof, the Debtor shall have the right to write checks against and make withdrawals and transfers of amounts in the Deposit Account. If at any time the Financial Institution shall receive any instructions originated by the Administrative Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person. The Financial Institution hereby acknowledges that it has received notice of the security interest of the Administrative Agent in the Deposit Account and hereby acknowledges and consents to such lien. If the Debtor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued the Administrative Agent, the Financial Institution shall follow the instructions issued by the Administrative Agent.
Section 3. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Administrative Agent. Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Administrative Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).
Section 4. Choice of Law. This Agreement and the Deposit Account shall each be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.
Section 5. Conflict with Other Agreements.
(a)    In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;
(b)    No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and
(c)    The Financial Institution hereby confirms and agrees that:
(i) There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account [other than ________    ]; and
(ii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC.
Section 6. Adverse Claims. The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account. If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Administrative Agent and the Debtor thereof.
Section 7. Maintenance of Deposit Account. In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:
(a)    Notice of Sole Control. If at any time the Administrative Agent delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the Administrative Agent.
(b)    Statements and Confirmations. The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Administrative Agent at the address for each set forth in Section 11 of this Agreement; and
(c)    Tax Reporting. All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.
(d)    Prior to Notice of Sole Control. Until such time as the Financial Institution receives a Notice of Sole Control pursuant to subsection (a) of this Section 7, the Debtor may operate and transact business through the Deposit Account in its normal fashion, including making withdrawals from the Deposit Account.
Section 8. Representations, Warranties and Covenants of the Financial Institution.
The Financial Institution hereby makes the following representations, warranties and covenants:
(a)    The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and
(b)    This Agreement is the valid and legally binding obligation of the Financial Institution.
Section 9. Indemnification of Financial Institution. The Debtor and the Administrative Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Administrative Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.
Section 10. Successors; Assignment. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law. The Administrative Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.
Section 11 Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been property given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[Name and Address of Debtor]
Attention: [________]
Telecopier: [________]

Administrative Agent:	Deutsche Bank AG New York Branch
Attention: [________]
Telecopier: [________]

Financial Institution:	[Name and Address of Financial Institution]
Attention: [________]
Telecopier: [________]

Any party may change its address for notices in the manner set forth above.
Section 12. Termination. The obligations of the Financial Institution to the Administrative Agent pursuant to this Agreement shall continue in effect until the security interest of the Administrative Agent in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Administrative Agent has notified the Financial Institution of such termination in writing. The Administrative Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Administrative Agent’s security interest in the Deposit Account pursuant to the terms of the Security Agreement. The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.
Section 13. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR], as Debtor By: Name: Title:
DEUTSCHE BANK AG NEW YORK BRANCH, not in its individual capacity, but solely as Administrative Agent By: Name: Title: By: Name: Title:
[NAME OF FINANCIAL INSTITUTION], as Financial Institution By: Name: Title:

EXHIBIT A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
[Letterhead of the Administrative Agent]

[Date]
[Name and Address of Financial Institution]
Attention: [________]
Re: Notice of Sole Control
Ladies and Gentlemen:
As referenced in the Deposit Account Control Agreement dated as of [________], 20[__] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number [________] (the “Deposit Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.
You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, Deutsche Bank AG New York Branch, not in its individual capacity, but solely as Administrative Agent By: Name: Title: By: Name: Title:

cc: [Name of Debtor]
EXHIBIT B
TO DEPOSIT ACCOUNT CONTROL AGREEMENT
[Letterhead of the Administrative Agent]

[Date]
[Name and Address of Securities Intermediary]
Attention: [________]
Re: Termination of Deposit Account Control Agreement
You are hereby notified that the Deposit Account Control Agreement dated as of [________], 20[__] among [Name of Debtor] (the “Debtor”), you and the undersigned (a copy of which is attached) (the “Agreement”) is terminated and you have no further obligations to the undersigned pursuant to such Agreement. Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) [________] from the Debtor. This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.
You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours, Deutsche Bank AG New York Branch, not in its individual capacity, but solely as Administrative Agent By: Name: Title: By: Name: Title:

EXHIBIT E
TO PLEDGE AND SECURITY AGREEMENT
FORM OF TRADEMARK SECURITY AGREEMENT
This TRADEMARK SECURITY AGREEMENT, dated as of [________], 20[_] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Deutsche Bank AG New York Branch, as Administrative Agent(the “Administrative Agent”).
WHEREAS, the Grantors are party to that certain Pledge and Security Agreement dated as of December [__], 2013 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) among each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Trademark Collateral (as defined below) and are required to execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:
SECTION 1. Defined Terms
Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2. Grant of Security Interest in Trademark Collateral
SECTION 2.1 Grant of Security. Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Trademark Collateral”):
all United States, and foreign trademarks, trade names, trade dress, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, whether or not registered, and with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications listed or required to be listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by any of the foregoing, (iv) the right to sue or otherwise recover for any past, present and future infringement, dilution or other violation of any of the foregoing or for any injury to the related goodwill, (v) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.
SECTION 2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Trademark Collateral include or the security interest granted under Section 2.1 hereof attach to any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law.
SECTION 3. Security Agreement
The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Pledge and Security Agreement, the provisions of the Pledge and Security Agreement shall control unless the Administrative Agent shall determine otherwise.
SECTION 4. Governing Law
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).
SECTION 5. Counterparts
This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
[Remainder of page intentionally left blank]
IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR] By: Name:

STATE OF             )
                ) ss.
COUNTY OF             )
On this ____ day of ____________, ____ before me personally appeared _________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of __________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
[NAME OF GRANTOR] By: Name:

STATE OF             )
                ) ss.
COUNTY OF             )
On this ____ day of ____________, ____ before me personally appeared _________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of __________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]
Accepted and Agreed:
DEUTSCHE BANK AG NEW YORK BRANCH,
not in its individual capacity, but solely as Administrative Agent

By: ___________________________
Name:
Title:

By: ___________________________
Name:
Title:

SCHEDULE A
to
TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND APPLICATIONS

Mark	Serial No.	Filing Date	Registration No.	Registration Date

EXHIBIT F
TO PLEDGE AND SECURITY AGREEMENT
FORM OF PATENT SECURITY AGREEMENT
This PATENT SECURITY AGREEMENT, dated as of [________], 20[_] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Deutsche Bank AG New York Branch, as Administrative Agent(the “Administrative Agent”).
WHEREAS, the Grantors are party to that certain Pledge and Security Agreement dated as of December [__], 2013 (as it may be amended, restated or otherwise modified from time to time, the “Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Patent Collateral (as defined below) and are required to execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:
SECTION. 1. Defined Terms
Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2. Grant of Security Interest
Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Patent Collateral”):
all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including: (i) each patent and patent application listed or required to be listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all patentable inventions and improvements thereto, (iv) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof, (v) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages, and proceeds of suit now or hereafter due and/or payable with respect thereto, and (vi) all other rights of any kind accruing thereunder or pertaining thereto throughout the world.
SECTION 3. Security Agreement
The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall determine otherwise.
SECTION 4. Governing Law
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).
SECTION 5. Counterparts
This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
[Remainder of page intentionally left blank]
IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR] By: Name:

STATE OF             )
                ) ss.
COUNTY OF             )
On this ____ day of ____________, ____ before me personally appeared _________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of __________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
[NAME OF GRANTOR] By: Name:

STATE OF             )
                ) ss.
COUNTY OF             )
On this ____ day of ____________, ____ before me personally appeared _________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of __________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.
[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]
Accepted and Agreed:
DEUTSCHE BANK AG NEW YORK BRANCH,
not in its individual capacity, but solely as Administrative Agent

By: ___________________________
Name:
Title:

By: ___________________________
Name:
Title:
SCHEDULE A
to
PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Patent No.	Issue Date

EXHIBIT C-9
NYI-4560690v8

EXHIBIT G
TO PLEDGE AND SECURITY AGREEMENT
FORM OF COPYRIGHT SECURITY AGREEMENT
This COPYRIGHT SECURITY AGREEMENT, dated as of [________], 20[_] (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by the entities identified as grantors on the signature pages hereto (collectively, the “Grantors”) in favor of Deutsche Bank AG New York Branch, as Administrative Agent(the “Administrative Agent”).
WHEREAS, the Grantors are party to that certain Pledge and Security Agreement dated as of December [__], 2013, (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) between each of the Grantors and the other grantors party thereto and the Administrative Agent pursuant to which the Grantors granted a security interest to the Administrative Agent in the Copyright Collateral (as defined below) and are required to execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantors hereby agree with the Administrative Agent as follows:
SECTION 1. Defined Terms
Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
SECTION 2. Grant of Security Interest
Each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (collectively, the “Copyright Collateral”):
(a)    all United States, and foreign copyrights (whether or not the underlying works of authorship have been published), including but not limited to copyrights in software and all rights in and to databases, all designs (including but not limited to industrial designs, Protected Designs within the meaning of 17 U.S.C. 1301 et seq. and community designs), and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, as well as all moral rights, reversionary interests, and termination rights, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including the registrations and applications listed or required to be listed in Schedule A attached hereto (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) the right to sue or otherwise recover for any past, present and future infringement or other violation thereof,

EXHIBIT G-1
NYI-4560690v8

(iv) all Proceeds of the foregoing, including license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and (v) all other rights of any kind accruing thereunder or pertaining thereto throughout the world; and
(b)    any and all agreements, licenses and covenants providing for the granting of any right in or to any Copyright providing for a covenant not to sue for infringement or other violation of any Copyright (whether such Grantor is a licensee or licensor).
SECTION 3. Security Agreement
The security interest granted pursuant to this Agreement is granted in conjunction with the security interest granted to the Administrative Agent for the Secured Parties pursuant to the Security Agreement, and the Grantors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Security Agreement, the provisions of the Pledge and Security Agreement shall control unless the Administrative Agent shall determine otherwise.
SECTION 4. Governing Law
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF LAW RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).
SECTION 5. Counterparts
This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
[Remainder of page intentionally left blank]

EXHIBIT G-2
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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR] By: Name:

STATE OF             )
                ) ss.
COUNTY OF             )
On this ____ day of ____________, ____ before me personally appeared _________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of __________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
[NAME OF GRANTOR] By: Name:

STATE OF             )
                ) ss.
COUNTY OF             )
On this ____ day of ____________, ____ before me personally appeared _________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of __________________, who being by me duly sworn did depose and say that he/she is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he/she acknowledged said instrument to be the free act and deed of said corporation.

EXHIBIT G-3
NYI-4560690v8

[ADD SIGNATURE BLOCKS AND NOTARY BLOCKS FOR ANY OTHER GRANTORS]
Accepted and Agreed:
DEUTSCHE BANK AG NEW YORK BRANCH,
not in its individual capacity, but solely as Administrative Agent

By: ___________________________
Name:
Title:

By: ___________________________
Name:
Title:

EXHIBIT G-4
NYI-4560690v8

SCHEDULE A
to
COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND PATENT APPLICATIONS

Title	Application No.	Filing Date	Registration No.	Registration Date

EXCLUSIVE COPYRIGHT LICENSES

Description of Copyright License	Name of Licensor	Registration Number of underlying Copyright

EXHIBIT G-5
NYI-4560690v8

NYI-4560690v8